EXHIBIT 1.1
Centerplate, Inc.
2,517,818 Income Deposit Securities (IDSs)
Each Representing One Share of Common Stock and $5.70 Principal Amount of 13.5%
Subordinated Notes Due 2013
Underwriting Agreement
December 3, 2007

Underwriting Agreement
December 3, 2007
UBS Securities LLC
  as Managing Underwriter
299 Park Avenue
New York, New York 10171-0026
Ladies and Gentlemen:
          The selling stockholders identified in Schedule C annexed hereto (each, a “Selling Stockholder” and collectively, the “Selling Stockholders”), propose to sell, to the underwriter named in Schedule A annexed hereto (the “Underwriter”), for whom you are acting as representative, an aggregate of 2,517,818 Income Deposit Securities (“IDSs”), representing 2,517,818 shares (the “Shares”) of common stock, $0.01 par value per share (the “Common Stock”), of Centerplate, Inc., a Delaware corporation (the “Company”) and $14,351,562.60 aggregate principal amount of the Company’s 13.5% Subordinated Notes due 2013 (the “Subordinated Notes” and, together with the IDSs and the Shares, the “Offered Securities”)) to be offered to the public. Each IDS represents one share of Common Stock and one Subordinated Note with a $5.70 principal amount. The number of IDSs to be sold by each Selling Stockholder is the number of IDSs set forth opposite the name of such Selling Stockholder in Schedule C annexed hereto. Pursuant to the terms of the amended and restated stockholders agreement dated as of December 10, 2003 among the Company, BCP Volume L.P., BCP Offshore Volume L.P., VSI Management Direct L.P. and Recreational Services L.L.C., as amended by the letter agreement dated as of May 4, 2007 among the Company, BCP Volume L.P., BCP Offshore Volume L.P., VSI Management Direct L.P. and Recreational Services L.L.C. (as so amended, the “Stockholders Agreement”), immediately prior to the offering contemplated by this Agreement, the Selling Stockholders will exchange an aggregate of 1,543,179 shares of Common Stock with the Company for $14,351,562.60 aggregate principal amount of Subordinated Notes, which exchanged Subordinated Notes will then be combined by the Company with 2,517,818 shares of Common Stock held by the Selling Stockholders in order to create the 2,517,818 IDSs to be sold to the Underwriter. The transactions described in the preceding sentence are being referred to in this Agreement as the “Exchange.”
          The Subordinated Notes will be issued pursuant to the provisions of the Indenture, dated as of December 10, 2003, among the Company, the guarantors thereto and The Bank of New York, as Trustee, as amended by the First Amendment to Indenture, dated as of October 24, 2006 (as so amended, the “Indenture”). The Subordinated Notes will be guaranteed (the “Guarantees”) on an unsecured subordinated basis by the subsidiaries of the Company listed on Schedule D annexed hereto (collectively, the “Guarantors”). The Shares, the Subordinated Notes and the IDSs are described in the Prospectus which is referred to below. Unless the context otherwise requires, references to the “Offered Securities” herein shall constitute reference to the IDSs as well as to the Shares, the Subordinated Notes and the Guarantees represented by such IDSs.

          The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-141551) under the Act (the “registration statement”), including a prospectus, which registration statement incorporates by reference documents which the Company has filed, or will file, in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). Amendments to such registration statement, if necessary or appropriate, have been similarly prepared and filed with the Commission in accordance with the Act. The registration statement, as so amended, has become effective under the Act.
          Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the Underwriter (the “Effective Time”), including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of the Offered Securities pursuant to Rule 462(b) under the Act.
          The Company has furnished to you, for use by the Underwriter and by dealers in connection with the offering of the Offered Securities, copies of one or more preliminary prospectus supplements, and the documents incorporated by reference therein, relating to the Offered Securities. Except where the context otherwise requires, “Pre-Pricing Prospectus,” as used herein, means each such preliminary prospectus supplement, in the form so furnished, including any basic prospectus (whether or not in preliminary form) furnished to you by the Company and attached to or used with such preliminary prospectus supplement. Except where the context otherwise requires, “Basic Prospectus,” as used herein, means any such basic prospectus and any basic prospectus furnished to you by the Company and attached to or used with the Prospectus Supplement (as defined below).
          Except where the context otherwise requires, “Prospectus Supplement,” as used herein, means the final prospectus supplement, relating to the Offered Securities, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), in the form furnished by the Company to you for use by the Underwriter and by dealers in connection with the offering of the Offered Securities.
          Except where the context otherwise requires, “Prospectus,” as used herein, means the Prospectus Supplement together with the Basic Prospectus attached to or used with the Prospectus Supplement.

          “Permitted Free Writing Prospectuses,” as used herein, means the information set forth on Schedule B attached hereto and each “road show” (as defined in Rule 433 under the Act), if any, related to the offering of the Offered Securities contemplated hereby that is a “written communication” (as defined in Rule 405 under the Act). The Underwriter has not offered or sold and will not offer or sell, without the Company’s consent, any Offered Securities by means of any “free writing prospectus” (as defined in Rule 405 under the Act) that is required to be filed by the Underwriter with the Commission pursuant to Rule 433 under the Act, other than a Permitted Free Writing Prospectus.
          “Disclosure Package,” as used herein, means any Pre-Pricing Prospectus or Basic Prospectus, in either case together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, as of the Applicable Time (as defined below).
          “Applicable Time,” as used herein, means 10:00 A.M., New York City time, on December 3, 2007.
          Any reference herein to the registration statement, the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the initial effective date of the Registration Statement, or the date of such Basic Prospectus, such Pre-Pricing Prospectus, the Prospectus Supplement the Prospectus or any Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.
          As used in this Agreement, “business day” shall mean a day on which the American Stock Exchange (the “AMEX”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.
          The Company, each of the Selling Stockholders and the Underwriter agree as follows:
     1. Sale, Purchase and Exchange. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, each Selling Stockholder, severally and not jointly, agrees to sell the number of IDSs set forth opposite the name of such Selling Stockholder in Schedule C annexed hereto, to the Underwriter and the Underwriter agrees to purchase from the Selling Stockholders, the number of IDSs set forth opposite the name of the Underwriter in Schedule A annexed hereto, at a purchase price of $11.0 per IDS.
          The Company is advised by you that the Underwriter intends (i) to make a public offering of the Offered Securities as soon after the effectiveness of this Agreement as in your judgment is advisable and (ii) initially to offer the Offered Securities upon the terms set forth in the Prospectus.
     2. Payment and Delivery. Payment of the purchase price for the IDSs shall be made to each Selling Stockholder by Federal Funds wire transfer against delivery of the certificates for the IDSs to you through the facilities of The Depository Trust Company (“DTC”) for the account of the Underwriter. Such payment and delivery shall be made at 9:00 A.M., New York City time, on December 5, 2007 (unless another time shall be agreed to by you and the Selling Stockholders). The time at which such payment and delivery are to be made is hereinafter sometimes called the “time of purchase.” Electronic transfer of the IDSs shall be made to you at the time of purchase in such names and in such denominations as you shall specify.
          Deliveries of the documents described in Section 9 hereof with respect to the purchase of the IDSs shall be made at the offices of Davies Ward Phillips & Vineberg LLP, 625 Madison Avenue, New York, NY 10022, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the IDSs.
     3. Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Underwriter that:
     (a) the Registration Statement has heretofore become effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of Offered Securities pursuant to Rule 462(b) under the Act, will be filed with the Commission and become effective under the Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the IDSs; no stop order of the Commission preventing or suspending the use of any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission;
     (b) the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of the Offered Securities, will comply, in all material respects, with the requirements of the Act; the conditions to the use of Form S-3 in connection with the offering and sale of the Offered Securities as contemplated hereby have been satisfied; the Registration Statement meets, and the offering and sale of the Offered Securities as contemplated hereby complies with, the requirements of Rule 415 under the Act; the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Pre-Pricing Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Pre-Pricing Prospectus and the date such Pre-Pricing Prospectus was filed with the Commission and ends at the time of purchase did or will any Pre-Pricing Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Pre-Pricing Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Basic Prospectus complied or will comply, as of its date and the date it was or will be filed with the Commission, complies as of the date hereof (if filed with the Commission on or prior to the date hereof) and, at the time of purchase and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of the Offered Securities, will comply, in all material respects, with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Basic Prospectus and the date such Basic Prospectus was filed with the Commission and ends at the time of purchase did or will any Basic Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Basic Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each of the Prospectus Supplement and the Prospectus will comply, as of the date that it is filed with the Commission, the date of the Prospectus Supplement, the time of purchase and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of the Offered Securities, in all material respects, with the requirements of the Act (in the case of the Prospectus, including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus Supplement and the date the Prospectus Supplement is filed with the Commission and ends at the later of the time of purchase and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of the Offered Securities did or will any Prospectus Supplement or the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such

Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section 3(b) with respect to any statement contained in the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning the Underwriter and furnished in writing by or on behalf of the Underwriter through you to the Company expressly for use in the Registration Statement, such Pre-Pricing Prospectus, the Prospectus or such Permitted Free Writing Prospectus; each Incorporated Document, at the time such document was filed with the Commission or at the time such document became effective, as applicable, complied, in all material respects, with the requirements of the Exchange Act and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
     (c) prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Offered Securities by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Offered Securities, in each case other than the Pre-Pricing Prospectuses and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Act; assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the sending or giving, by the Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Act are satisfied, and the registration statement relating to the offering of the Offered Securities contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act; neither the Company nor the Underwriter are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Offered Securities, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Offered Securities contemplated by the Registration Statement; the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Act) related to the offering of the Offered Securities contemplated hereby is solely the property of the Company;
     (d) as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the sections of the Pre-Pricing Prospectuses and the Prospectus entitled “Capitalization” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus), and, as of the time of purchase, the Company shall have an authorized and outstanding capitalization as set forth in the sections of the Pre-Pricing Prospectuses and the Prospectus entitled “Capitalization” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus); all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; the IDSs are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the AMEX and the Toronto Stock Exchange (“TSX”);
     (e) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, to execute and deliver this Agreement and to issue, sell and deliver the Subordinated Notes and the IDSs that are to be sold on behalf of the Selling Stockholders as contemplated herein;
     (f) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, either (i) have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and the Subsidiaries (as defined below) taken as a whole, (ii) prevent or materially interfere with consummation of the transactions contemplated hereby or (iii) result in the delisting of IDSs from the AMEX (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (i), (ii) and (iii) being herein referred to as a “Material Adverse Effect”);
     (g) the Company has no subsidiaries (as defined under the Act) other than those listed on Schedule I hereto (each a “Subsidiary” and collectively, the “Subsidiaries”); the only Subsidiaries of the Company that are not Guarantors are Servomation, Inc., a Canadian subsidiary, VSI of Maryland, Inc., a Maryland corporation, and Centerplate of Delaware, Inc., a Delaware corporation, which, in the aggregate, do not meet the definition of a “significant subsidiary” as defined in Rule 1-02(w) of Regulation S-X; the Company’s “significant subsidiaries” are listed in Schedule I hereto. The Guarantors that are incorporated in states other than Delaware do not, in the aggregate, meet the definition of a “significant subsidiary” as defined in Rule 1-02(w) of Regulation S-X; the Company owns all of the issued and outstanding capital stock of each of the Guarantors; except as set forth on Schedule II, other than the capital stock of the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; complete and correct copies of the charters and the bylaws of the Company and each Guarantor and all amendments thereto have been delivered to you, and no changes therein will be made on or after the date hereof through and including the time of purchase; each Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any; each Guarantor is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Guarantors have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned by the Company subject to no security interest, other encumbrance or adverse claims, other than the security interest in favor of the lenders under the Company’s senior credit facility; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;
     (h) the Shares to be combined with the Subordinated Notes by the Company to form IDSs have been duly and validly authorized and issued and are fully paid, non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights pursuant to statute or the Company’s charter or bylaws or any agreement or other instrument to which the Company is a party; the Shares to be combined with the Subordinated Notes by the Company to form IDSs, after they are delivered in the Exchange, will be free of any restriction upon the voting or transfer thereof pursuant to the Company’s charter or bylaws or any agreement or other instrument to which the Company is a party;
     (i) each of the capital stock of the Company (including the Shares and the IDSs) and the Subordinated Notes conform in all material respects to each description thereof, if any, contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any; and the certificates for the Shares and the IDSs are in due and proper form;
     (j) this Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors;
     (k) the Company and each Guarantor has the requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture; the Indenture has been duly and validly authorized executed and delivered by the Company and each Guarantor and meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) and, constitutes a valid and legally binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms except that the enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;
     (l) the Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Subordinated Notes. The Subordinated Notes have been duly and validly authorized by the Company for issuance and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture, and delivered in the Exchange, will be duly executed, issued and delivered by the Company and will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms except that the enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and as implied covenant of good faith and fair dealing;
     (m) neither the Company nor any of the Guarantors is (A) in violation of its charter or bylaws, (B) in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, or (C) in violation of any federal, state, local or foreign law, regulation or rule, or (D) in violation of any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the AMEX), or (E) in violation of any decree, judgment or order applicable to it or any of its properties; except, in the case of (B), (C), (D) and (E), where such breach, violation or default will not have a Material Adverse Effect;
     (n) the execution, delivery and performance of this Agreement, the Exchange, the sale of the Offered Securities pursuant hereto and the consummation of the transactions contemplated hereby will not (i) result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Guarantor pursuant to) (A) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Guarantors is a party or by which any of them or any of their respective properties may be bound or affected, or (B) any violation of federal, state, local or violation of foreign law, regulation or rule, or (C) any violation of rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the AMEX), or (D) any violation of decree, judgment or order applicable to the Company or any of the Guarantors or any of their respective properties;
     (o) immediately after the consummation of the Exchange and transactions contemplated by this Agreement, (i) the fair value and present fair saleable value of the assets of the Company and its subsidiaries taken as a whole will exceed its stated liabilities (including contingent, subordinated, unmatured and unliquidated liabilities); and (ii) the Company and its subsidiaries taken as a whole is not, nor will it be, after giving effect to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, unable to pay its debts (contingent or otherwise) as they mature;
     (p) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the AMEX), or approval of the stockholders of the Company, is required in connection with (A) the sale of the Offered Securities to be sold by the Selling Stockholders pursuant hereto or the consummation of the transactions contemplated hereby or (B) the Exchange, other than (i) registration of the Offered Securities under the Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Offered Securities are being offered by the Underwriter, or (iii) under the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (the “FINRA”);
     (q) except as described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any IDSs or shares of Common Stock or             shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any IDSs or shares of Common Stock or shares of any other capital stock of or other equity interests in the Company, (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Offered Securities, and (iv) no person has the right, contractual or otherwise, to cause the Company to register under the Act any IDSs or shares of any other capital stock of or other equity interests in the Company, or to include any such IDSs or shares or interests in the Registration Statement or the offering contemplated thereby;
     (r) each of the Company and the Guarantors has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct their respective businesses, except where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of the Guarantors is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Guarantors, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;
     (s) other than as described in the Registration Statement and the Pre-Pricing Prospectuses, there are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the AMEX), except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or any Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect;
     (t) Deloitte & Touche LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries is included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus, are independent registered public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board;
     (u) the financial statements included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, together with the related notes and schedules, present fairly in all material respects the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and have been prepared in compliance with the requirements of the Act and Exchange Act and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved; all pro forma financial statements or data included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, comply with the requirements of the Act and the Exchange Act, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are in all material respects accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, any Pre-Pricing Prospectus or the Prospectus that are not included or incorporated by reference as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement, each Pre-Pricing Prospectus and the Prospectus; and all disclosures contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable;
     (v) subsequent to the respective dates as of which information is given in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any material change in the capital stock or outstanding indebtedness of the Company or any Subsidiaries or (v) any dividend or distribution of any kind (other than in connection with the regular monthly distribution on the Company’s outstanding Common Stock in an aggregate amount of $0.066 per share) declared, paid or made on the capital stock of the Company or any Subsidiary, in each case other than as described in the Registration Statements and the Pre-pricing Prospectuses;
     (w) the Company has obtained for the benefit of the Underwriter the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A hereto, of each of its directors and “officers” (within the meaning of Rule 16a-1(f) under the Exchange Act);
     (x) neither the Company nor any Guarantor is, and at no time during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of the Offered Securities will any of them be, and, after giving effect to the offering and sale of the Offered Securities, none of them will be, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);
     (y) the Company and each of the Guarantors have title to all property (real and personal) described as being owned by them in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any,

as being owned by any of them, free and clear of all liens, claims, security interests or other encumbrances (“Liens”), except for the Lien of the senior credit facility and other Liens described therein, and Liens that would not have a Material Adverse Effect; all the property described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being held under lease by the Company or a Guarantor is held thereby under valid, subsisting and enforceable leases, except where any invalidity or unenforceability would not have a Material Adverse Effect;
     (z) each of the Company and the Guarantors owns or possesses all inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned or licensed by it or which is necessary for the conduct of, or material to, its businesses (collectively, the “Intellectual Property”), except where the failure to own, license or possess such rights would not have a Material Adverse Effect, and the Company is unaware of any claim to the contrary or any challenge by any other person to the rights of the Company or any of the Guarantors with respect to the Intellectual Property. Neither the Company nor any of the Guarantors has received notice that it has infringed or is infringing the Intellectual Property of a third party;
     (aa) except for matters which would not, individually or in the aggregate, have a Material Adverse Effect (i) neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; (ii) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, (iii) to the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (iv) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries, except, in each case, as would not have a Material Adverse Effect;
     (bb) the Company and the Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of the Subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws; except for such matters as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) has received notice or is otherwise aware that it is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);
     (cc) all tax returns required to be filed by the Company or any of the Subsidiaries have been timely filed, or extensions for filings have been duly requested, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided;
     (dd) except as disclosed in the Registration Statement, the Company and each of the Guarantors maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase; neither the Company nor any Subsidiary has reason to believe that it will not be able to renew any such insurance as and when such insurance expires;
     (ee) except as disclosed in the Registration Statement, neither the Company nor any Subsidiary has received any written notice of termination or written notice of intent not to renew, any contract or agreement that represents more than 5% of the Company’s consolidated revenues or expenses for fiscal year 2006;
     (ff) the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;
     (gg) the Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s independent auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls over financial reporting which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls over financial reporting; all material weaknesses, if any, in internal controls over financial reporting have been identified to the Company’s independent auditors; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls over financial reporting, there have been no significant changes in internal controls over financial reporting or in other factors that could significantly affect internal controls over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct; the Company, the Subsidiaries and the Company’s directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the AMEX promulgated thereunder;
     (hh) each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, has been made or reaffirmed with a reasonable basis and in good faith;
     (ii) all statistical or market-related data included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

     (jj) neither the Company nor any of the Subsidiaries nor, to the Company’s knowledge, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation (including, without limitation, the Foreign Corrupt Practices Act of 1977), which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement, any Pre-Pricing Prospectus or the Prospectus;
     (kk) no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus;
     (ll) the sale of the Offered Securities to be sold by the Selling Stockholders as contemplated hereby will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company;
     (mm) the Company has not received any notice from the AMEX or the TSX regarding the delisting of the IDSs from the AMEX or the TSX;
     (nn) except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement;
     (oo) neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities;
     (pp) to the Company’s knowledge, there are no affiliations or associations between (i) any member of the FINRA and (ii) the Company or any of the Company’s officers, or directors (other than Peter Wallace) or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectuses and the Prospectus;
     (qq) the Company has determined that there should not be an automatic exchange, as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as a result of the sale and offering of the Subordinated Notes and IDSs as contemplated in the Registration Statement and hereby; and
     (rr) all material conditions to the Selling Stockholders’ (i) exchange of an aggregate of 1,543,179 shares of the Company’s Common Stock with the Company for $14,351,562.60 aggregate principal amount of the Company’s Subordinated Notes and (ii) sale of an aggregate of 2,517,818 IDSs, representing 2,517,818 shares of the Company’s Common Stock and $14,351,562.60 aggregate principal amount of the Company’s Subordinated Notes, set forth in Section 1.4(a)(i), (iii) and (iv) of the Stockholders Agreement have been satisfied, including that such sale and exchange shall not cause a mandatory suspension of dividends or deferral of interest under any material financing agreement as of the measurement date immediately following the proposed sale and exchange date, as such terms are described and defined in the Amended and Restated Stockholders Agreement, dated as of December 10, 2003, between the Company and the Selling Stockholders, as amended by the letter agreement, dated as of May 4, 2007.
          In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Offered Securities shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to the Underwriter.
     4. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, represents and warrants to the Underwriter that:
     (a) the Registration Statement, as it relates to such Selling Stockholder, as of the Effective Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; at no time during the period that begins on the earlier of the date of such Pre-Pricing Prospectus and the date such Pre-Pricing Prospectus was filed with the Commission and ends at the time of purchase did or will any Pre-Pricing Prospectus, as then amended or supplemented, as such Pre-Pricing Prospectus relates to such Selling Stockholder, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Pre-Pricing Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, in each case as they relate to the Selling Stockholder, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the later of the time of purchase and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered Securities did or will the Prospectus, as then amended or supplemented, as the Prospectus relates to such Selling Stockholder, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus, as such Permitted Free Writing Prospectus relates to such Selling Stockholder, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in this paragraph apply only to statements or omissions made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder to the Company expressly for use in the specified documents (the “Selling Stockholders Information”), it being understood and agreed that the only Selling Stockholders Information consists of the name of such Selling Stockholder, the number of shares of Common Stock owned or to be offered by such Selling Stockholder, as the case may be, and the address and other information with respect to the Selling Stockholder (excluding any percentages), in each case that appear under the caption “Selling Securityholders” in the Prospectus.
     (b) such Selling Stockholder has not, prior to the execution of this Agreement, offered or sold any Offered Securities by means of any “prospectus” (within the meaning of the Act), or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Offered Securities, in each case other than the then most recent Pre-Pricing Prospectus;
     (c) (A) the execution, delivery and performance of this Agreement or the Custody Agreement to which such Selling Stockholder is a party and the consummation of the transactions contemplated hereby or thereby, (B) the sale by such Selling Stockholder of the Offered Securities to be sold by such Selling Stockholder pursuant to this Agreement or (C) the Exchange, will not conflict with, result in any breach or violation of or constitute a default under (or constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (i) the charter or bylaws or other organizational instruments of such Selling Stockholder, (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its properties may be bound or affected, (iii) any federal, state, local or foreign law, regulation or rule, (iv) or any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the AMEX and the TSX), or (v) any decree, judgment or order applicable to such Selling Stockholder or any of its properties except for such breach, violation or default that will not materially adversely affect such Selling Stockholder’s ability to consummate the transactions contemplated by this Agreement;
     (d) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the AMEX and the TSX), is required in connection with (A) the sale of the Offered Securities to be sold by such Selling Stockholder pursuant to this Agreement or the consummation by such Selling Stockholder of the transactions contemplated hereby or by the Custody Agreement to which such Selling Stockholder is a party or (B) the Exchange other than (i) registration of the Offered Securities under the Act, which has been effected, (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Offered Securities are being offered by the Underwriter or (iii) under the Conduct Rules of the FINRA;
     (e) the Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities.
     (f) such Selling Stockholder at the time of delivery of such IDSs, will be the lawful owner of the number of IDSs to be sold by such Selling Stockholder pursuant to this Agreement and at the time of delivery of such IDSs, will have security entitlements with respect to such IDSs, and upon delivery of and payment for such IDSs, the Underwriter will acquire security entitlements with respect to such IDSs;
     (g) such Selling Stockholder has and, at the time of delivery of the IDSs to be sold by such Selling Stockholder pursuant to this Agreement, will have full legal right, power and capacity, and all authorizations and approvals required by law (other than those imposed by the Act and state securities or blue sky laws), to (i) enter into this Agreement and the Custody Agreement (as defined below), (ii) sell, assign, transfer and deliver the IDSs to be sold by such Selling Stockholder pursuant to this Agreement in the manner provided in this Agreement and (iii) make the representations, warranties and agreements made by such Selling Stockholder herein;
     (h) this Agreement and the custody agreement (the “Custody Agreement”), dated a recent date before the pricing date, between the Company, as custodian (the “Custodian”), and such Selling Stockholder have each been duly executed and delivered by or, on behalf of such Selling Stockholder;
     (i) pursuant to the Custody Agreement to which such Selling Stockholder is a party, certificates in negotiable form for the IDSs to be sold by such Selling Stockholder pursuant to this Agreement have been placed in custody for the purpose of making delivery of such IDS in accordance with this Agreement; such Selling Stockholder agrees that (i) such IDSs represented by such certificates are for the benefit of, and coupled with and subject to the interest of, the Custodian, the Underwriter and the Company, (ii) the arrangements made by such Selling Stockholder for custody and for the appointment of the Custodian by such Selling Stockholder are irrevocable, and (iii) the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death, disability or incapacity of such Selling Stockholder (or, if such Selling Stockholder is not an individual, the liquidation, dissolution, merger or consolidation of such Selling Stockholder) or the occurrence of any other event (each, an “Event”); if an Event occurs before the delivery of the IDSs hereunder, certificates for the IDSs shall be delivered by the Custodian in accordance with the terms and conditions of the Custody Agreement to which such Selling Stockholder is a party and this Agreement, and actions taken by the Custodian pursuant to such Custody Agreement shall be as valid as if such Event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.
          In addition, any certificate signed by any officer of such Selling Stockholder and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Offered Securities shall be deemed to be a representation and warranty by such Selling Stockholder, as to matters covered thereby, to the Underwriter.
     5. Certain Covenants of the Company. The Company hereby agrees:
     (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Offered Securities for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may reasonably designate and to maintain such qualifications in effect so long as you may reasonably request for the distribution of the Offered Securities; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Offered Securities); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
     (b) to make available to the Underwriter in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriter, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriter may reasonably request for the purposes contemplated by the Act; in case the Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Offered Securities, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act or Item 512(a) of Regulation S-K under the Act, as the case may be;
     (c) if, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Act, to be filed with the Commission and become effective before the Offered Securities may be sold, the Company will use its reasonable best efforts to cause such post-effective amendment or such Registration

Statement to be filed and become effective, and will pay any applicable fees in accordance with the Act, as soon as possible; and the Company will advise you promptly and, if requested by you, will confirm such advice in writing (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner in accordance with such rules);
     (d) if, at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered Securities, the Registration Statement shall cease to comply with the requirements of the Act with respect to eligibility for the use of the form on which the Registration Statement was filed with the Commission, to (i) promptly notify you, (ii) promptly file with the Commission a new registration statement under the Act, relating to the Offered Securities, or a post-effective amendment to the Registration Statement, which new registration statement or post-effective amendment shall comply with the requirements of the Act and shall be in a form reasonably satisfactory to you, (iii) use its reasonable best efforts to cause such new registration statement or post-effective amendment to become effective under the Act as soon as practicable, (iv) promptly notify you of such effectiveness and (v) take all other action necessary or appropriate to permit the public offering and sale of the Offered Securities to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement or post-effective amendment, if any;
     (e) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its reasonable best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement, any Pre-Pricing Prospectus or the Prospectus, and to provide you and Underwriter’s counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall reasonably object in writing;
     (f) subject to Section 5(e) hereof, to promptly file all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered Securities; and to provide you, for your review and comment, with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to file no such report, statement or document to which you shall have reasonably objected in writing; and to promptly notify you of such filing;
     (g) to advise you promptly of the happening of any event within the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered Securities, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise you promptly if, during such period, it shall become necessary to amend or supplement the Prospectus to cause the Prospectus to comply with the requirements of the Act, and, in each case, during such time, subject to Section 5(e) hereof, to prepare and furnish, at the Company’s expense, to the Underwriter promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance;
     (h) to make generally available to its security holders, and to deliver to you, an earnings statement (which need not be audited) of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but in any case not later than seventy five (75) days after the end of the Company’s fiscal year; provided that the obligation to deliver an earnings statement may be satisfied by filing such document with the Commission;
     (i) if not available on EDGAR, to furnish to you two copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein);
     (j) to furnish to you as early as practicable prior to the time of purchase but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company’s independent registered public accountants, as stated in their letter to be furnished pursuant to Section 9(d) hereof;
     (k) to comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;
     (l) beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the Prospectus Supplement (the “Lock-Up Period”), without the prior written consent of UBS, not to (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Common Stock or IDSs or Subordinated Notes or any other securities of the Company that are substantially similar to Common Stock, IDSs or Subordinated Notes, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Act relating to the offer and sale of any Common Stock or IDSs or Subordinated Notes or any other securities of the Company that are substantially similar to Common Stock or IDSs or Subordinated Notes, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or IDSs or Subordinated Notes or any other securities of the Company that are substantially similar to Common Stock or IDSs or Subordinated Notes, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or IDSs or Subordinated Notes or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the offer and sale of the Offered Securities as contemplated by this Agreement, (B) issuances of Common Stock or IDSs or Subordinated Notes upon the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus, if any, and (C) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement, if any (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus; provided, however, that if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Section 5(l) shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs;
     (m) prior to the time of purchase, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any Subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any Subsidiary, or the offering of the Offered Securities, without your prior reasonable consent, except to the extent that the Company has been advised by counsel that prompt disclosure is required;
     (n) not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Offered Securities by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Offered Securities, in each case other than the Prospectus and any permitted Free Writing Prospectus;

     (o) not to, and to cause the Subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities;
     (p) to use its best efforts to cause the IDSs to be listed on the AMEX and the TSX and to maintain the listing of the IDSs on the AMEX and the TSX; and
     (q) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock and the IDSs.
     6. Certain Covenants of the Selling Stockholders. Each Selling Stockholder hereby agrees:
     (a) not, at any time at or after the execution of this Agreement, to offer or sell any Offered Securities by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Offered Securities, in each case other than the Prospectus;
     (b) not to take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities;
     (c) to advise you promptly, and if requested by you, confirm such advice in writing, so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered Securities, of any change in information in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, relating to such Selling Stockholder; and
     (d) prior to or concurrently with the execution and delivery of this Agreement, to execute and deliver to the Underwriter a Custody Agreement.
     7. Covenant to Pay Costs. The Company agrees to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Basic Prospectus, each Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriter and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the IDSs including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the IDSs to the Underwriter, (iii) the producing, word processing and/or printing of this Agreement, any dealer agreements, any Custody Agreements and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriter and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Offered Securities for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the legal fees and filing fees and other disbursements of counsel for the

Underwriter) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriter and to dealers, (v) any listing of the IDSs on any securities exchange or qualification of the IDSs for quotation on the AMEX and the TSX and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Offered Securities by the FINRA, including the legal fees and filing fees and other disbursements of counsel to the Underwriter relating to FINRA matters; provided that the legal fees relating to FINRA matters shall not exceed an aggregate of $20,000, (vii) the fees and disbursements of any transfer agent or registrar for the Shares and IDSs and of the Trustee for the Subordinated Notes, (viii) the costs and expenses of the Company and such Selling Stockholder relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Offered Securities to prospective investors and the Underwriter’s sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company or by such Selling Stockholder and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) the performance of the Company’s and such Selling Stockholder’s other obligations hereunder.
     8. Reimbursement of Underwriter’s Expenses. If the IDSs are not delivered due to a termination of this Agreement pursuant to clause (2)(A), (2)(C), (2)(D) or (2)(E) of the second paragraph of Section 10 hereof or the default by the Underwriter of its obligations hereunder, none of the parties to this Agreement shall be responsible for reimbursing the out-of-pocket expenses of the Underwriter, including the fees and disbursements of its counsel. If the IDSs are not delivered due to a termination of this Agreement pursuant to clause (1), (2)(B), (3)(A) or (3)(B) of the second paragraph of Section 10 hereof or any default, refusal, inability or failure by the Company, the Company shall reimburse the Underwriter for all of its out-of-pocket expenses, including the fees and disbursements of its counsel. If the IDSs are not delivered due to any default, refusal, inability or failure on the part of one or more of the Selling Stockholders (each, a “Defaulting Selling Stockholder”), such Defaulting Selling Stockholder or Defaulting Selling Stockholders shall reimburse the Underwriter for all of its out-of-pocket expenses, including the fees and disbursements of its counsel. Nothing in this Section 8 shall affect the Company’s obligations under Section 7 hereof. The provisions of this Section shall not supersede or otherwise affect any agreement that the Company and the Selling Stockholders may otherwise have for the allocation of such expenses among themselves.
     9. Conditions of Underwriter’s Obligations. The several obligations of the Underwriter hereunder are subject to the accuracy of the respective representations and warranties on the part of the Company and each Selling Stockholder on the date hereof, at the time of purchase, the performance by the Company and the each Selling Stockholder of each of their respective obligations hereunder and to the following additional conditions precedent:
     (a) The Company shall furnish to you at the time of purchase an opinion of Davies Ward Phillips & Vineberg LLP, counsel for the Company, addressed to the Underwriter, and dated the time of purchase, in form and substance satisfactory to the Underwriter and substantially in the form set forth in Exhibit “B” hereto.

     (b) The Selling Stockholders shall furnish to you at the time of purchase an opinion of Simpson Thacher & Bartlett LLP, counsel for the Selling Stockholders, addressed to the Underwriter, and dated the time of purchase, and in form and substance reasonably satisfactory to the Underwriter, in the form set forth in Exhibit “C” hereto.
     (c) The Selling Stockholders shall furnish to you at the time of purchase an opinion of Walkers, Cayman Islands counsel for the Selling Stockholders, addressed to the Underwriter, and dated the time of purchase, and in form and substance reasonably satisfactory to UBS, in the form set forth in Exhibit “D” hereto.
     (d) You shall have received from Deloitte & Touche LLP letters dated, respectively, the date of this Agreement, the date of the Prospectus Supplement, the time of purchase, and addressed to the Underwriter in the forms satisfactory to the Underwriter and each of the Selling Stockholders, which letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any.
     (e) You shall have received at the time of purchase the favorable opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriter, dated the time of purchase, in form and substance reasonably satisfactory to the Underwriter.
     (f) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which you shall have objected in writing.
     (g) The Registration Statement and any registration statement required to be filed, prior to the sale of the Offered Securities, under the Act pursuant to Rule 462(b) shall have been filed and shall have become effective under the Act. The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act).
     (h) Prior to and at the time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Pre-Pricing Prospectuses or the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     (i) The Company will, at the time of purchase, deliver to you (x) a certificate of its Chief Executive Officer and its Chief Financial Officer, dated the time of purchase, in the form attached as Exhibit “E” hereto and (y) a certificate of its Chief Financial Officer, dated the time of purchase, in the form attached as Exhibit “F” hereto.
     (j) Each Selling Stockholder will, at the time of purchase, deliver to you a certificate signed by an authorized signatory of such Selling Stockholder, dated the time of purchase, in the form attached as Exhibit “G” hereto.”
     (k) You shall have received each of the signed Lock-Up Agreements referred to in Section 3(w) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase.
     (l) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus as of the time of purchase, as you may reasonably request.
     (m) Each Selling Stockholder shall have furnished to you such other documents and certificates as you may reasonably request.
     (n) The IDSs shall have been approved for listing on the AMEX and the TSX, subject only to notice of issuance at or prior to the time of purchase.
     (o) The FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.
     (p) Each Selling Stockholder shall have delivered to you a duly executed Custody Agreement, in form and substance reasonably satisfactory to UBS.
     10. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.
          The obligations of the Underwriter hereunder shall be subject to termination in the absolute discretion of the Underwriter, if (1) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, there has been any change or any development involving a prospective change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, the effect of which change or development is, in the sole judgment of the Underwriter, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Offered Securities on the terms and in the manner contemplated in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (2) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the NYSE, the AMEX or the NASDAQ; (B) a suspension or material limitation in trading in the Company’s securities on the AMEX; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the sole judgment of the Underwriter, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Offered Securities on the terms and in the manner contemplated in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (3) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of: (A) any intended or potential downgrading or (B) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act.
          If the Underwriter elects to terminate this Agreement as provided in this Section 10, the Company and the Selling Stockholders shall be notified promptly in writing.
          If the sale to the Underwriter of the Offered Securities, as contemplated by this Agreement, is not carried out by the Underwriter for any reason permitted under this Agreement, or if such sale is not carried out because the Company or any Selling Stockholder, as the case may be, shall be unable to comply with any of the terms of this Agreement, the Company and the Selling Stockholders shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 7, 8 and 11 hereof), and the Underwriter shall be under no obligation or liability to the Company or any Selling Stockholder under this Agreement (except to the extent provided in Section 11 hereof).
     11. Indemnity and Contribution.
     (a) The Company agrees to indemnify, defend and hold harmless the Underwriter, its partners, directors and officers, and any person who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning the Underwriter furnished in writing by or on behalf of the Underwriter to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 11 being deemed to include any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company, which “issuer information” is required to be, or is, filed with the Commission,” or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning the Underwriter furnished in writing by or on behalf of the Underwriter through you to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.
     (b) Each Selling Stockholder, severally and not jointly, agrees to indemnify, defend and hold harmless the Underwriter, its partners, directors and officers, and any person who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with Selling Stockholders Information concerning such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder to the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), as such Registration Statement relates to such Selling Stockholder, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in, and in conformity with Selling Stockholders Information concerning such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder to the Company expressly for use in, any Prospectus, in any Permitted Free Writing Prospectus or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, in each case as such document relates to such Selling Stockholder, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no Selling Stockholder shall be responsible, either pursuant to this Section 11(b) for losses, damages, expenses, liabilities or claims arising out of or based upon such untrue statement or omission or allegation thereof based upon information furnished by any party other than such Selling Stockholder and, in any event, no Selling Stockholder shall be responsible, pursuant to this Section 11(b), for losses, damages, expenses, liabilities or claims for an amount in excess of an amount equal to the net amount received by such Selling Stockholder (after deducting any underwriting discounts or commissions but before deducting any other fees or expenses) from the sale of the IDSs pursuant hereto.
     (c) The Underwriter agrees to indemnify, defend and hold harmless the Company, its directors and officers, each Selling Stockholder and any person who controls the Company or such Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, such Selling Stockholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning the Underwriter furnished in writing by or on behalf of the Underwriter to the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning the Underwriter furnished in writing by or on behalf of the Underwriter to the Company expressly for use in the Disclosure Package, any Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.
     (d) If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company, a Selling Stockholder or the Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a), (b) or (c), respectively, of this Section 11, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise, except to the extent that such indemnifying party is actually materially prejudiced thereby. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party (or, in the case such indemnifying party is a Selling Stockholder, by such Selling Stockholder) in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent (or, in the case such indemnifying party is a Selling Stockholder, without the written consent of such Selling Stockholder) but, if settled with its written consent (or, in the case such indemnifying party is a Selling Stockholder, without the written consent of such Selling Stockholder), such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party (or, where such indemnifying party is a Selling Stockholder, requested such Selling Stockholder) to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 11(d), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party (or, where such indemnifying party is a Selling Stockholder, receipt by such Selling Stockholder) of the aforesaid request (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party (or, where such indemnifying party is a Selling Stockholder, given such Selling Stockholder) at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party (or, where such indemnified party is a Selling Stockholder, the prior written consent of such Selling Stockholder), effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.
     (e) If the indemnification provided for in this Section 11 is unavailable to an indemnified party under subsections (a), (b) or (c) of this Section 11 or is insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other hand from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriter on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders, and the total underwriting discounts and commissions received by the Underwriter, bear to the aggregate public offering price of the IDSs. The relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriter on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or the Selling Stockholders or by the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.
     (f) The Company, the Selling Stockholders and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (e) above. Notwithstanding the provisions of this Section 11, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by the Underwriter and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
     (g) The indemnity and contribution agreements contained in this Section 11 and the covenants, warranties and representations of the Company and the Selling Stockholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company or the Selling Stockholders, their respective directors or officers or any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the delivery of the Securities to be sold by the Selling Stockholders pursuant hereto. The Company, the Selling Stockholders and the Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company or a Selling Stockholder, against any of their officers or directors in connection with the issuance and sale of the Offered Securities, or in connection with the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus.
     12. Information Furnished by the Underwriter. The statements set forth in the last paragraph on the cover page of the Prospectus and the statements set forth in the “Price stabilization, short positions,” and “Commissions and discounts” paragraphs under the caption “Underwriting” in the Prospectus, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriter, constitute the only information furnished by or on behalf of the Underwriter, as such information is referred to in Sections 3 and 11 hereof.
     13. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriter, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention: Syndicate Department and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at the offices of the Company at 2187 Atlantic Street, 6th Floor, Stamford, CT 06902, Attention: Rina E. Teran, Vice President, Associate General Counsel and Corporate Secretary, with a copy to Davies Ward Phillips & Vineberg LLP, 625 Madison Avenue, New York, NY 10022, Attention: Bonnie J. Roe, and, if to (i) BCP Volume L.P., BCP Offshore Volume L.P. or VSI Management Direct L.P., shall be sufficient in all respects if delivered or sent to such Selling Stockholder at c/o The Blackstone Group L.P., 345 Park Avenue, New York, NY 10154, Attention: Peter Wallace, Managing Director, or (ii) Recreational Services L.L.C., shall be sufficient in all respects if delivered or sent to such Selling Stockholder at c/o General Electric Capital Corporation, 201 Merrit 7, Norwalk, CT 06851, Attention: Barbara A. Lane, Managing Director and Senior Securities Counsel, in each case with a copy to Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, NY 10017, Attention: Risë Norman.
     14. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.
     15. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Selling Stockholders each consent to the jurisdiction of such courts and personal service with respect thereto. The Underwriter, the Company and the Selling Stockholders each hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against the Underwriter or any indemnified party. The Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders) and each Selling Stockholder (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) each waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and the Selling Stockholders each agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Underwriter, the Company and each Selling Stockholder and may be enforced in any other courts to the jurisdiction of which the Underwriter, the Company or any Selling Stockholder is or may be subject, by suit upon such judgment.
     16. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriter, the Company and the Selling Stockholders and to the extent provided in Section 11 hereof the controlling persons, partners, directors and officers referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from the Underwriter) shall acquire or have any right under or by virtue of this Agreement.
     17. No Fiduciary Relationship. The Company and the Selling Stockholders each hereby acknowledges that the Underwriter is acting solely as underwriter in connection with the purchase and sale of the Company’s securities. The Company and the Selling Stockholders each further acknowledges that the Underwriter is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriter act or be responsible as a fiduciary to the Company or any Selling Stockholder, their respective management, stockholders or creditors or any other person in connection with any activity that the Underwriter may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Underwriter hereby expressly disclaims any fiduciary or similar obligations to the Company or any Selling Stockholder, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company and the Selling Stockholders each hereby confirm their understanding and agreement to that effect. The Company, the Selling Stockholders and the Underwriter agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriter to the Company or any Selling Stockholder regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company or any Selling Stockholder. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriter with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.
     18. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.
     19. Successors and Assigns. This Agreement shall be binding upon the Underwriter and the Company and the Selling Stockholders and their successors and assigns and any successor or assign of any substantial portion of the Company’s, any Selling Stockholder’s and the Underwriter’s respective businesses and/or assets.
     20. Miscellaneous. UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.
[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

          If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders and the Underwriter, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement among the Company, the Selling Stockholders and the Underwriter.
Very truly yours,

Centerplate, Inc.
By:	/s/ Kevin F. McNamara
	Name:	Kevin F. McNamara
	Title:	Executive Vice President and CFO

Centerplate of Kansas, Inc.
By:	/s/ Kevin F. McNamara
	Name:	Kevin F. McNamara
	Title:	Executive Vice President and CFO

Service America Concessions Corporation
By:	/s/ Kevin F. McNamara
	Name:	Kevin F. McNamara
	Title:	Executive Vice President and CFO

Service America Corporation
By:	/s/ Kevin F. McNamara
	Name:	Kevin F. McNamara
	Title:	Executive Vice President and CFO

Service America of Texas, Inc.
By:	/s/ J. Stephen Zahn
	Name:	J. Stephen Zahn
	Title:	President

Volume Services, Inc. (Delaware)
By:	/s/ Kevin F. McNamara
	Name:	Kevin F. McNamara
	Title:	Executive Vice President and CFO

Volume Services America, Inc.
By:	/s/ Kevin F. McNamara
	Name:	Kevin F. McNamara
	Title:	Executive Vice President and CFO

BCP VOLUME L.P.
By:	Blackstone Capital Partners II Merchant Banking Fund L.P., as General Partner
	By:	Blackstone Management Associates II L.L.C., as General Partner
	By:	/s/ Robert L. Friedman
		Name:	Robert L. Friedman
		Title:	Authorized Signatory

BCP OFFSHORE VOLUME L.P.
By:	Blackstone Offshore Capital Partners II L.P.
	By:	Blackstone Management Associates II L.L.C., as General Partner
	By:	/s/ Robert L. Friedman
		Name:	Robert L. Friedman
		Title:	Authorized Signatory

	By:	Blackstone Service (Cayman) LDC, as Administrative General Partner
	By:	/s/ Robert L. Friedman
		Name:	Robert L. Friedman
		Title:	Authorized Signatory

VSI MANAGEMENT DIRECT L.P. By: VSI Management I L.L.C.
	By:	Blackstone Management Associates II L.L.C., as Managing Member
	By:	/s/ Robert L. Friedman
		Name:	Robert L. Friedman
		Title:	Authorized Signatory

RECREATIONAL SERVICES L.L.C. By: General Electric Capital Corporation, as Managing Member
By:	/s/ Michael A. Guadino
	Name:	Michael A. Guadino
	Title:	Vice President

Accepted and agreed to as of the date first above written UBS Securities LLC
By:	UBS Securities LLC

By:	/s/ Brennan O. Libbey
	Name:	Brennan O. Libbey
	Title:	Executive Director

By:	/s/ Alan Peng
	Name:	Alan Peng
	Title:	Executive Director

SCHEDULE A

Number of IDSs
Offered to the
Underwriter	Public
UBS SECURITIES LLC	2,517,818

SCHEDULE B
1. The public offering price per IDS is $11.0 and the total public price is $27,695,998.0.
2. Underwriting discounts and commissions per IDS is $0.8239 and the total underwriting discounts and commissions are $2,074,430.25.

SCHEDULE C

Number of IDSs
Offered to the Public

Selling Stockholders
BCP Volume L.P.	1,188,394
BCP Offshore Volume L.P.	308,298
VSI Management Direct L.P.	106,935
Recreational Services L.L.C.	914,191

Total	2,517,818

SCHEDULE D
Subsidiary Guarantors
Centerplate of Kansas, Inc.
Service America Concessions Corporation
Service America Corporation
Service America of Texas, Inc.
Volume Services, Inc.
Volume Services America, Inc.

EXHIBIT A
Lock-Up Agreement
                    , 2007
UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026
Ladies and Gentlemen:
     This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by Centerplate, Inc., a Delaware corporation (the “Company”), the Selling Stockholders named therein and you, with respect to the public offering (the “Offering”) of Income Deposit Securities (the “IDSs”) of the Company. Each IDS represents one share of the Company’s common stock, $0.01 par value per share (the “Common Stock”) and one 13.50% Subordinated Note due 2013, with a $5.70 principal amount of the Company (the “Note”).
     In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the final prospectus supplement relating to the Offering, the undersigned will not, without the prior written consent of UBS Securities LLC, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any Common Stock or IDSs or Notes or any other securities of the Company that are substantially similar to Common Stock or IDSs or Notes, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or IDSs or Notes or any other securities of the Company that are substantially similar to Common Stock or IDSs or Notes, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or IDSs or Notes or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of the offer and sale of Common Stock, IDSs or Notes as contemplated by the Underwriting Agreement and the sale of the IDSs to the Underwriter in the Offering, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriter to be bound by the terms of this Lock-Up

Agreement or (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriter to be bound by the terms of this Lock-Up Agreement. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.
     Notwithstanding anything herein to the contrary, the preceding paragraph shall not apply to the sale of Shares or IDSs or Notes by the Selling Stockholders to the Underwriter pursuant to the Underwriting Agreement.
     In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock or IDSs or Notes in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of UBS Securities LLC, make any demand for, or exercise any right with respect to, the registration of Common Stock or IDSs or Notes or any securities convertible into or exercisable or exchangeable for Common Stock or IDSs or Notes, or warrants or other rights to purchase Common Stock or IDSs or Notes or any such securities.
     Notwithstanding the above, if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs.
     The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of shares of Common Stock, IDSs or the Notes.
* * *

     If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly,

Name:

EXHIBIT B
[OPINION OF DAVIES WARD PHILLIPS & VINEBERG LLP]

B-1

EXHIBIT C
[OPINION OF SIMPSON THACHER & BARTLETT LLP]

C-1

EXHIBIT D
[OPINION OF WALKERS]

D-1

EXHIBIT E
CENTERPLATE, INC.
[Officers’ Certificate]

E-1

EXHIBIT F
[CERTIFICATE OF CHIEF FINANCIAL OFFICER]

F-1

EXHIBIT G
[CERTIFICATE OF SELLING STOCKHOLDERS]

G-1

SCHEDULE I
SUBSIDIARIES OF THE COMPANY

Name	State of Incorporation
Volume Services America, Inc.	Delaware
Volume Services, Inc.	Delaware
Service America Corporation	Delaware
Service America Concessions Corporation	Maryland
Service America of Texas, Inc.	Texas
Servomation, Inc.	Quebec, Canada
V.S.I. of Maryland, Inc.	Maryland
Centerplate of Kansas, Inc.	Kansas
Centerplate of Delaware, Inc.	Delaware
SIGNIFICANT SUBSIDIARIES OF THE COMPANY

Name	State of Incorporation
Volume Services America, Inc.	Delaware
Volume Services, Inc.	Delaware
Service America Corporation	Delaware

SCHEDULE II
Equity interests in entities other than the Subsidiaries, owned directly or indirectly by the Company:
•	Limited partnership interests in VSI Management Direct L.P., representing a 14.7% limited partnership interest

•	Limited partnership interest in VSI Management II L.P., representing a 13.0% limited partnership interest